Exhibit 10.1

FIRST AMENDMENT

THIS FIRST AMENDMENT dated as of July 28, 2015 (this “Amendment”) to that certain Amended and Restated Credit and Guaranty Agreement referenced below is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (“Parent Borrower”), VENTAS SSL ONTARIO II, INC., an Ontario corporation (“Ventas SSL II”), and VENTAS SSL ONTARIO III, INC., an Ontario corporation (“Ventas SSL III” and together with the Parent Borrower and Ventas SSL II, the “Borrowers” and each individually a “Borrower”), VENTAS, INC., a Delaware corporation (“Ventas”) as guarantor, the Lenders identified on the signature pages hereto, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as Swing Line Lender, L/C Issuer and Alternative Currency Fronting Lender.

W I T N E S S E T H

WHEREAS, a revolving credit and term loan facility was established in favor of the Borrowers pursuant to the terms of that certain Amended and Restated Credit and Guaranty Agreement, dated as of December 9, 2013, among the Borrowers, Ventas, the financial institutions party thereto from time to time, as lenders (the “Lenders”) and the Administrative Agent (as amended, supplemented or otherwise modified prior to the effectiveness of this Amendment, the “Existing Credit Agreement”);

WHEREAS, the Borrowers, Ventas, the Lenders and the Administrative Agent have agreed to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

PART 1

DEFINITIONS

SUBPART 1.1  Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the First Amendment Effective Date (as defined in Subpart 3.1), the Existing Credit Agreement is hereby amended in accordance with this Part 2.

SUBPART 2.1  Amendments to Section 1.1.

(a)           The definition of “Change of Control” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting clause (c) in its entirety and replacing it with the following:

(c)           during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of Ventas cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above

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constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

(b)           The definition of “Committed Loan Notice” set forth in Section 1.1 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Committed Loan Notice” means a notice of (a) a Committed Borrowing, (b) a Term Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of Eurocurrency Rate Loans, in each case provided to the Administrative Agent pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A, or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

(c)           The definition of “Responsible Officer” set forth in Section 1.1 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Responsible Officer” means the chief executive officer, president, chief financial officer, any executive vice president, any senior vice president, and the treasurer of any Credit Party or any entity authorized to act on behalf of a Credit Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Credit Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Credit Party designated in or pursuant to an agreement between the applicable Credit Party and the Administrative Agent.   Any document delivered hereunder that is signed by a Responsible Officer shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Credit Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Credit Party.

(d)           A new Section 1.10 is hereby added to the Existing Credit Agreement which shall read as follows:

1.10        Electronic Execution of Assignments and Certain Other Documents.

The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, but subject to the agreements set forth in Section 10.02, neither the

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Administrative Agent nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent or such Lender pursuant to procedures approved by it; and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart

(e)           Section 6.02(b) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

(b)           promptly after any request by the Administrative Agent, copies of any management letters submitted to the board of directors (or the audit committee of the board of directors) of the Guarantor by independent accountants in connection with an audit of the accounts of the Guarantor (which delivery may, unless the Administrative Agent, or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes);

(f)            Section 5.06 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

There are no actions, suits, proceedings, claims, investigations or disputes pending or, to the knowledge of the Credit Parties, threatened or contemplated, (collectively, “Claims”) at law, in equity, in arbitration or before any Governmental Authority, by or against a Credit Party or any Subsidiary or against any of their properties or revenues that (a) affect or pertain to this Agreement (other than “dead hand proxy put” Claims that could not reasonably be expected to have Material Adverse Effect) or any other Loan Document, or any of the transactions contemplated hereby, or (b) as to which there is a reasonable possibility of an adverse determination, and, if so adversely determined, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

PART 3

CONDITIONS TO EFFECTIVENESS

SUBPART 3.2  First Amendment Effective Date.  This Amendment shall be and become effective as of the date hereof (the “First Amendment Effective Date”) when all of the following conditions shall have been satisfied:

(a)           Execution of Counterparts of Amendment.  The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Credit Parties, the Required Lenders and the Administrative Agent.

PART 4

MISCELLANEOUS

SUBPART 4.1  Representations and Warranties.  The Credit Parties affirm that, immediately before and immediately after giving effect to this Amendment, the representations and warranties set forth in the Existing Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period or date).

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SUBPART 4.2  Guarantor Acknowledgment.  Each Guarantor hereby (a) acknowledges and consents to all of the terms and conditions of this Amendment and (b) reaffirms that, jointly and severally together with the other Guarantors, it guarantees the prompt payment and performance of their obligations as provided in Article XI of the Existing Credit Agreement.

SUBPART 4.3  References in Other Credit Documents.  On and after the First Amendment Effective Date, all references to the Existing Credit Agreement in each of the Loan Documents shall hereafter mean the Existing Credit Agreement as amended by this Amendment.  Except as specifically amended hereby, the Existing Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

SUBPART 4.4  Counterparts/Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery by any party hereto of an executed counterpart of this Amendment by facsimile or other electronic means shall be effective as such party’s original executed counterpart and shall constitute a representation that such party’s original executed counterpart will be delivered upon request by the Administrative Agent.

SUBPART 4.5  Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

SUBPART 4.6  FATCA.  For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of this Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the day and the year first above written.

BORROWERS:	VENTAS REALTY, LIMITED PARTNERSHIP

	By:	Ventas, Inc., its General Partner

	By:	/s/ Robert F. Probst
	Name:	Robert F. Probst
	Title:	Executive Vice President and Chief Financial Officer

VENTAS SSL ONTARIO II, INC.
VENTAS SSL ONTARIO III, INC.

	By:	/s/ Robert F. Probst
	Name:	Robert F. Probst
	Title:	Executive Vice President and Chief Financial Officer

GUARANTOR:	VENTAS, INC.

	By:	/s/ Robert F. Probst
	Name:	Robert F. Probst
	Title:	Executive Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Yinghua Zhang
	Name:	Yinghua Zhang
	Title:	Director

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Yinghua Zhang
	Name:	Yinghua Zhang
	Title:	Director

JPMORGAN CHASE BANK, N.A.

	By:	/s/ Brendan Poe
	Name:	Brendan Poe
	Title:	Executive Director

CITIBANK, N.A.

	By:	/s/ Michael Chlopak
	Name:	Michael Chlopak
	Title:	Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

	By:	/s/ Thomas Randolph
	Name:	Thomas Randolph
	Title:	Managing Director

	By:	/s/ Jeff Ferrell
	Name:	Jeff Ferrell
	Title:	Managing Director

ROYAL BANK OF CANADA

	By:	/s/ Rina Kansagra
	Name:	Rina Kansagra
	Title:	Authorized Signatory

TD BANK, N.A.

	By:	/s/ Sean C. Dunne
	Name:	Sean C. Dunne
	Title:	Vice President

TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Robyn Zeller
Name:	Robyn Zeller
Title:	Senior Vice President

UBS AG, STAMFORD BRANCH

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Denise Bushee
Name:	Denise Bushee
Title:	Associate Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Bill O’Daly
Name:	Bill O’Daly
Title:	Authorized Signatory

By:	/s/ Sean MacGregor
Name:	Sean MacGregor
Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Scott O’Connell
Name:	Scott O’Connell
Title:	Director

COMPASS BANK

By:	/s/ Brian Tuerff
Name:	Brian Tuerff
Title:	Senior Vice President

GOLDMAN SACHS BANK USA

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A.

By:	/s/ Emanuel Ma
Name:	Emanuel Ma
Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Emanuel Ma
Name:	Emanuel Ma
Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Andrea S. Chen
Name:	Andrea S. Chen
Title:	Director

RBS CITIZENS, N.A.

By:	/s/ Kerri Colwell
Name:	Kerri Colwell
Title:	SVP

FIFTH THIRD BANK, an Ohio Banking Corporation

By:	/s/ Michael P. Perillo
Name:	Michael P. Perillo
Title:	Assistant Vice President

CAPITAL ONE, N.A.

By:	/s/ Alicia Cook
Name:	Alicia Cook
Title:	Authorized Signatory

CITY NATIONAL BANK

By:	/s/ Bob Besser
Name:	Bob Besser
Title:	Senior Vice President